UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  January 26, 2007
                                                  ----------------------------

                             SALISBURY BANCORP, INC.
                     --------------------------------------
               (Exact name of registrant as specified in charter)


         Connecticut                 000-24751                   06-1514263
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(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)

5 Bissell Street, Lakeville, Connecticut                         06039-1868
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(Address of principal executive offices)                         (zip code)

Registrant's telephone number, including area code:  (860) 435-9801
                                                     --------------


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (12 C.F.R. 230.425)

[_] Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 C.F.R. 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

Form 8-K, Current Report
Salisbury Bancorp, Inc.

Section 5.        Corporate Governance and Management
                  -----------------------------------

         Items 5.05.       Amendments to the Registrant's Code of Ethics.
                           ---------------------------------------------

         On January 26, 2007 the Board of Directors of Salisbury Bancorp, Inc. (the "Corporation") voted to approve changes to the Corporation's Code of Ethics and Conflicts of Interest Policy (the "Code"). The amendments include non-substantive technical revisions in addition to substantive changes, which include the following: (i) addition of provisions regarding the safeguarding of confidential information and the limitations on use of non-public information;
(ii) addition of provisions regarding the Corporation's internal control over financial reporting and disclosure controls and procedures; (iii) addition of provisions prohibiting improper influence over auditors; (iv) addition of provisions clarifying procedures for waivers of the Code's provisions; (v) addition of rules applying specifically to the Corporation's Principal Executive Officer and Principal Financial Officer, such as steps such officers must take to ensure full, fair, accurate, timely and understandable disclosure in reports and documents submitted or filed by the Corporation with the Securities and Exchange Commission; and (vi) clarification that the Code also applies to the affiliates and subsidiaries of the Corporation and Salisbury Bank and Trust Company. A copy of the Code, as amended, is furnished with this report as
Exhibit 99.1.

Section 9.        Financial Statements and Exhibits
                  ---------------------------------

         Item 9.01    Financial Statements and Exhibits.
                      ---------------------------------

               (a)      Not Applicable.

               (b)      Not Applicable.

               (c)      Not Applicable.

               (d)      Exhibits.
                        --------

                        99.1 Salisbury Bancorp, Inc., Salisbury Bank and Trust Company, and SBT Mortgage Service Corporation Code of Ethics and Conflicts of Interest Policy.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: January 26, 2007                 SALISBURY BANCORP, INC.

                                        By:    /s/ John F. Perotti
                                            -------------------------------
                                            John F. Perotti
                                            Chairman and Chief Executive Officer